Exhibit 99.1

INDCO, INC.

COMPARATIVE FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

INDCO, INC.

CONTENTS

Independent Auditors’ Report	1-2

Comparative Financial Statements

Balance Sheets	3-4
Statements of Income	5
Statements of Accumulated Deficit	6
Statements of Cash Flows	7

Notes to Financial Statements	8-16

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

INDCO, Inc.

We have audited the accompanying financial statements of INDCO, Inc., which comprise the balance sheet as of December 31, 2015, and the related statements of income, accumulated deficit and cash flow for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Marcum LLP ■ 401 Commerce Street ■ Suite 1250 ■ Nashville, Tennessee 37219 ■ Phone 615.245.4000 ■ Fax 615.245.4001 ■ www.marcumllp.com

Opinion

In our opinion, the 2015 financial statements referred to above present fairly, in all material respects, the financial position of INDCO, Inc. as of December 31, 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Prior Period Financial Statements

The financial statements of INDCO, Inc. as of and for the year ended December 31, 2014 were audited by DGLF CPA’s & Business Advisors whose practice was combined with Marcum LLP as of December 1, 2015, and whose report dated January 31, 2015, expressed an unmodified opinion on those statements.

Nashville, TN

March 20, 2016

2

INDCO, INC.

COMPARATIVE BALANCE SHEETS

DECEMBER 31, 2015 AND 2014

	2015	2014
Assets

Current Assets
Cash	$365,533	$493,977
Accounts receivable, net of allowance for doubtful accounts	614,348	529,457
Inventories	383,558	403,007
Prepaid expenses	93,403	72,643

Total Current Assets	1,456,842	1,499,084

Fixed Assets
Machinery and equipment	404,993	346,878
Office equipment	214,121	191,546
Vehicles	2,700	2,700
Leasehold improvements	42,867	39,949
	664,681	581,073
Accumulated depreciation and amortization	(493,121)	(418,111)

Total Fixed Assets	171,560	162,962

Other Assets
Goodwill	5,910,000	5,910,000
Loan costs, net of accumulated amortization	95,632	131,493

Total Other Assets	6,005,632	6,041,493

	$7,634,034	$7,703,539

The accompanying notes are an integral part of these comparative financial statements.

3

INDCO, INC.

COMPARATIVE BALANCE SHEETS

DECEMBER 31, 2015 AND 2014

	2015	2014
Liabilities and Stockholders' Equity

Current Liabilities
Installment loans payable, due within one year	$2,495,948	$460,175
Accounts payable - trade	266,252	278,311
Accrued salaries and bonuses	285,130	272,495
Other accrued expenses	32,288	36,938
Federal and state income taxes payable	36,797	236,417

	3,116,415	1,284,336

Long-Term Liabilities
Installment loans payable, due after one year	—	2,495,914
Deferred federal and state income taxes	1,355,963	1,128,716

	1,355,963	3,624,630

Stockholders' Equity
Preferred stock, series A, convertible no par value; 616,667 shares authorized, 516,667 issued and outstanding	3,100,000	3,100,000
Common stock, no par value, 1,000,000 shares authorized 112,500 shares issued and outstanding	300,000	300,000
Accumulated deficit	(238,344)	(605,427)

	3,161,656	2,794,573

	$7,634,034	$7,703,539

The accompanying notes are an integral part of these comparative financial statements.

4

INDCO, INC.

COMPARATIVE STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014

Sales	$7,354,741	$6,809,016

Cost of Goods Sold	3,317,656	3,106,120

Gross Profit	4,037,085	3,702,896

Selling, General and Administrative Expenses
Officer salaries and bonuses	364,385	351,562
Office salaries and bonuses	589,821	547,989
Catalog/ website and advertising expenses	647,520	600,454
Management fees	150,000	150,000
Payroll taxes and benefits	100,919	93,615
Insurance	83,258	70,703
Bank fees	72,463	63,070
Rent	65,365	62,940
Sales commission	61,892	38,399
Professional fees	60,529	66,087
Depreciation and amortization	49,968	56,270
Retirement and profit sharing expense	49,793	45,110
Telephone and utilities	40,438	43,889
Miscellaneous	21,411	23,672
Office supplies and expenses	17,963	16,477
Repairs and maintenance	15,926	17,888
Taxes and licenses	10,486	9,988
Bad debt expense	4,947	17,470

Total General and Administrative Expenses	2,407,084	2,275,583

Income from Operations	1,630,001	1,427,313

Other Expenses
Interest expense	(123,559)	(146,100)

Income before income taxes	1,506,442	1,281,213

Income Tax Expense
Current	340,156	303,864
Deferred	227,247	173,591

	567,403	477,455

Net Income	$939,039	$803,758

The accompanying notes are an integral part of these comparative financial statements.

5

INDCO, INC.

COMPARATIVE STATEMENTS OF ACCUMULATED DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

Accumulated deficit at December 31, 2013	$(981,141)

Dividends paid during 2014	(428,044)

Net income for the year ended December 31, 2014	803,758

Accumulated deficit at December 31, 2014	(605,427)

Dividends paid during 2015	(571,956)

Net income for the year ended December 31, 2015	939,039

Accumulated deficit at December 31, 2015	$(238,344)

The accompanying notes are an integral part of these financial statements.

6

INDCO, INC.

COMPARATIVE STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014
Cash Flow from Operating Activities
Net income	$939,039	$803,758
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	121,932	131,537
Bad debt expense	4,947	17,470
Deferred income taxes	227,247	173,591
Increase (decrease) in cash from changes in operating assets and liabilities:
Accounts receivable	(89,837)	52,135
Inventory	19,449	(65,525)
Prepaid expenses	(20,760)	25,111
Accounts payable	(12,059)	25,024
Accrued expenses	7,984	28,077
Federal and state income taxes payable	(199,620)	236,417
	59,283	623,837

Net Cash Provided by Operating Activities	998,322	1,427,595

Cash Flows From Investing Activities
Purchase of fixed assets	(94,669)	(15,689)

Cash Flows From Financing Activities
Dividends paid to shareholders	(571,956)	(428,044)
Net borrowings (payments) on line of credit	—	(79,030)
Principal payments on installment loans	(460,141)	(439,640)

Net Cash Used in Financing Activities	(1,032,097)	(946,714)

Net Increase (Decrease) in Cash	(128,444)	465,192

Cash - Beginning	493,977	28,785

Cash - Ending	$365,533	$493,977

Supplemental Disclosures of Cash Flow Information
Cash payments for:
Interest	$125,342	$147,989
Income taxes	$539,775	$50,290

The accompanying notes are an integral part of these financial statements.

7

INDCO, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

Note 1 – Organization and Summary of Significant Accounting Policies

Nature of Operations

INDCO, Inc. (the Company) designs, assembles and distributes industrial mixing equipment from its office in New Albany, Indiana. They primarily market to customers through quarterly nationwide catalog mailings and website marketing. The Company’s customer base is diversified in a number of industries and includes the paint, chemical, construction, plastics, adhesives, inks, cosmetics and pharmaceutical industries. Credit is extended based on evaluation of customer’s financial position, and collateral is not required.

Revenue Recognition

Revenue is recognized upon transfer of title to the customer and is recorded net of estimated provisions for discounts and returns.

Cash

Cash includes deposit accounts with various financial institutions. At times these cash balances may exceed FDIC insurance limits.

Accounts Receivable

The Company utilizes the allowance method and records a provision for uncollectible receivables when collection is deemed doubtful.

The Company’s credit policy considers accounts receivable over 90 days past due as delinquent. Finance fees are not charged to the customer for delinquent accounts.

Inventories

Inventories are stated at the lower of cost (first-in, first-out) or market. Market is determined by net realizable value. Finished goods are shipped upon completion of product assembly; therefore, no finished goods were on hand at December 31, 2015 or December 31, 2014.

8

INDCO, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

Note 1 – Organization and Summary of Significant Accounting Policies (Continued)

Year-end inventory at December 31 consisted of the following:

	2015	2014

Raw materials	$379,398	$378,892
Work in process	4,160	24,115

	$383,558	$403,007

Fixed Assets

Machinery and equipment are stated at cost less accumulated depreciation. Leasehold improvements are stated at cost less accumulated amortization. Expenditures for repairs and maintenance are charged to expense as incurred. Depreciation and amortization expenses are calculated using the straight-line method over estimated useful lives as follows:

Machinery and equipment	5 years
Office equipment	3-7 years
Vehicles	5 years
Leasehold improvements	Shorter of useful life or remaining term of lease

Depreciation and amortization expenses for the years ended December 31, 2015 and 2014, amounted to $86,071 and $95,675, respectively, as follows:

	2015	2014

Amortization expense - Cost of sales	$5,488	$13,838
Depreciation expense - Cost of sales	66,477	61,429
	$71,965	$75,267

Depreciation -Selling, general, and administrative	14,106	20,408
Total	$86,071	$95,675

9

INDCO, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

Note 1 – Organization and Summary of Significant Accounting Policies (Continued)

Goodwill

Goodwill and intangible assets deemed to have indefinite lives are not subject to amortization, but, rather, are tested for impairment at least annually. In reviewing goodwill for impairment, an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not (greater than 50%) that the estimated fair value of goodwill is less than its carrying amount. If it is determined that it is more likely than not that the fair value of goodwill is less than its carrying value, a two-step quantitative impairment test is required. If necessitated by this analysis, any resulting impairment loss is charged to operations. Significant estimates are used in the methodologies to measure goodwill impairment, including reporting unit valuation techniques based on multiples of a performance measurement.

Based on the qualitative impairment analysis performed by management, goodwill was not impaired as of December 31, 2015.

Loan Costs

Loan costs incurred during refinancing with Pinnacle Bank (see Note 3) have been capitalized and amortized over 5 years. Amortization expense for the years ended December 31, 2015 and 2014 amounted to $35,862 and $35,862. The company estimates amortization of loan costs will be $35,862 for 2016 and 2017, and $23,907 for 2018.

Advertising and Catalog Expense

Advertising costs for the years ended December 31, 2015 and 2014 amounted to $65,718 and $50,429 and are expensed as incurred. Catalog expense is amortized over the period benefited. Advertising costs are classified in the “Selling, General and Administrative Expenses” section of the Statement of Income under “Catalog/website and advertising expenses.”

Freight Fees and Costs

Freight fees billed to customers are classified in “Sales” in the Statement of Income. These fees totaled $254,839 and $249,684 in 2015 and 2014, respectively. Freight costs are classified in “Costs of Goods Sold” in the Statement of Income. These costs totaled $229,644 and $219,583 in 2015 and 2014, respectively.

10

INDCO, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

Note 1 – Organization and Summary of Significant Accounting Policies (Continued)

Income Taxes

The Company recognizes income on the accrual basis for both financial statement and tax reporting purposes. Deferred income taxes are provided for temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities.

The Company’s net deferred tax liability consisted of the following at December 31, 2015 and 2014:

	2015	2014
Deferred tax assets:
Accounts receivable	$(12,060)	$(10,557)
Inventory	(14,561)	(14,647)
Prepaid and reserve accounts	(21,372)	(20,695)
	(47,993)	(45,899)
Deferred tax liabilities:
Goodwill	1,348,169	$1,123,956
Fixed assets	55,787	50,659
	1,403,956	1,174,615

Net deferred tax liability	$1,355,963	$1,128,716

Uncertain Tax Positions

The Company has adopted the accounting standard for uncertainty in income taxes. The standard clarifies the accounting, presentation and disclosure of uncertain tax positions in an entity’s financial statements. It prescribes a threshold that a tax position is required to meet before being recognized in the financial statements.

Management evaluated the Company’s tax positions and concluded that it had taken no uncertain tax positions that require adjustment to the financial statements. Therefore, no provision or liability for income taxes related to uncertain tax positions has been included in the financial statements.

The Company’s policy is to recognize potential interest and penalties related to unrecognized tax benefits, if any, in current income tax expense.

11

INDCO, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

Note 1 – Organization and Summary of Significant Accounting Policies (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Management’s estimates directly affect reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Comparative Analysis

Certain classifications have been made to the prior year’s financial statements to conform with the current year’s financial statement presentations.

Note 2 – Accounts Receivable

At December 31, 2015 and 2014, accounts receivable are summarized as follows:

	2015	2014

Outstanding less than 90 days	$644,348	$555,717
Outstanding more than 90 days	—	—
	644,348	555,717
Allowance for doubtful accounts	(30,000)	(26,260)

	$614,348	$529,457

Note 3 - Notes Payable

Credit Facility with Pinnacle Bank

The Company has a senior secured credit facility with Pinnacle Bank that consists of a $3,500,000 term loan and a $1,000,000 line of credit. The senior secured term loan will mature on August 31, 2018 and bears interest at a rate of 4.5%. This term requires monthly payments of principal and interest of $48,790.

12

INDCO, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

Note 3 - Notes Payable (Continued)

Credit Facility with Pinnacle Bank (Continued)

At December 31, 2015, the company failed certain debt covenants from its senior secured credit facility with Pinnacle Bank. Per the agreement, the debt is considered in default and can be called by the bank at any time. The balances per this facility have been classified as currently due; therefore, the total debt of $2,495,948 as of December 31, 2015, is classified as short-term.

Borrowings under the revolving credit facility bear interest at a rate per annum equal to the daily LIBOR rate plus 3.5%. At December 31, 2015 and 2014 the interest rate was 3.92% and 3.67%, respectively. Amounts drawn under the revolver become due and payable on August 31, 2016. At December 31, 2015 and 2014, the borrowings on the revolving line of credit were $0.

The Company’s ability to borrow under the revolving line of credit is based upon a specified borrowing base consisting of accounts receivable, inventory and outstanding letters of credit.

Note 4 – Retirement and Profit Sharing Plans

The Company’s 401(k) plan, as amended, provides that employees who have reached the age of 21 are eligible to participate in the plan after one year of service. Under the plan, eligible employees may elect to defer their compensation within plan guidelines. Company contributions to the plan are made up of the following:

The Company may make a matching contribution of up to 4% of the employee’s elective deferral. Management elected to not make a matching contribution for 2015 or 2014.

The Company may make a discretionary profit sharing contribution to the plan. Management elected to make a 2% discretionary matching contribution for the years ended December 31, 2015 and 2014.

The Company may make a qualified nonelective contribution to the plan. The amount of the qualified nonelective contribution is 3% of the employees pay for the portion of the plan year they are active participants. Management elected to make this contribution for both 2015 and 2014.

For the years ended December 31, 2015 and 2014, the Company made discretionary contributions and qualified nonelective contributions to the plan totaling $58,473 and $52,172, respectively.

13

INDCO, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

Note 5 – Management Fees

In 2015 and 2014, management fees of $150,000 were incurred in each year and paid to Andrew W. Byrd & Co., LLC, an affiliate of the Company.

Note 6 – Operating Lease

During the years ended December 31, 2015 and 2014, the Company leased an office and production warehouse facility under an operating lease. The lease expires July 31, 2020, but contains an option to renew for one additional term of five years. Rent expense related to this agreement for the years ended December 31, 2015 and 2014, was $65,365 and $62,940, respectively.

The following is a schedule by years of future minimum rental payments required under the operating lease:

Year ended December 31,
2016	$68,760
2017	68,760
2018	68,760
2019	68,760
2020	40,110

$315,150

Note 7 – Preferred Stock

Voting

Holders of Series A preferred stock are permitted certain rights to convert their shares into common stock. The Series A preferred stockholders are entitled the number of votes equal to the As-Converted Number of Shares of such holders on all Company matters submitted to a vote of the Company stockholders.

Dividends

The holders of Series A preferred stock are entitled to receive dividends at the rate of $0.42 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares), per annum, on a noncumulative basis from the actual date of original issue of each share of Series A preferred stock. However, such dividends are payable only when, and if, declared by the Board of Directors.

14

INDCO, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

Note 7 – Preferred Stock (Continued)

Dividends (Continued)

In 2015 and 2014, the Company paid dividends in the amount of $571,956 and $428,044, respectively. Dividends paid during each year are summarized as follows:

	Dividends Paid
	Preferred	Common	Total

December 31, 2015	$183,707	$388,249	$571,956

December 31, 2014	$284,775	$143,269	$428,044

Liquidation Preference

In the event that the Company is liquidated, dissolved or wound up, whether voluntary or involuntary, the Series A preferred stockholders are entitled to be paid first out of the assets of the Company available for distribution to holders of the Company’s capital stock of all classes, and before any sums will be paid or any assets distributed among holders of shares of any other class of Company stock. The preferred stockholders would be entitled to receive an amount per share equal to $6.00 (as adjusted for any stock dividends, combinations or splits with respect to such shares), plus all accrued or declared but unpaid dividends. At December 31, 2015 and 2014, the Company preferred stock had a liquidation preference of $3,141,024 and $3,107,731, respectively.

Conversion Rights

The Series A Preferred Stock initially converts 1:1 to common stock at any time at the option of the holder, subject to adjustments for stock dividends, splits, combinations and similar events.

Each share of Series A Preferred Stock will automatically be converted into common stock at the then applicable conversion price in the event of the closing of a firm commitment underwritten public offering with a price of three (3) times the original purchase price (subject to adjustments for stock dividends, splits, combinations and similar events) resulting in net proceeds to the Company of not less than $50,000,000.

Stock Options

The Company has management options outstanding to purchase 36,618 shares of common stock at an exercise price of $4.77 per share in the event of a transaction that results in a change of ownership. Based on the terms of the stock option agreement, the exercise price is subject to adjustment whenever certain events occur.

15

INDCO, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

Note 7 – Preferred Stock (Continued)

Stock Options (Continued)

The option, to the extent not previously exercised, shall terminate and become null and void immediately upon the termination of Grantee’s employment with the Company. In the event that, within three months following the termination of Grantee’s employment for any reason other than dismissal or death, there occurs a Sale transaction in which the shareholders of the Company receive consideration, whether directly or indirectly as a result of the sale of substantially all of the assets of the Company, then immediately after the closing of such Sale transaction, the Company (or the other shareholders) shall pay to Grantee an amount equal to the per share consideration received by the shareholders of the Company in such Sale Transaction multiplied by the number of Option Shares, less the Exercise Price.

Note 8 – Concentrations

Major Customers

The Company has one customer that represents 11% of net sales for the fiscal year ended December 31, 2015. There were no customer concentrations greater than 10% for the fiscal year ended December 31, 2014.

Note 9 - Subsequent Events

The Company’s management has evaluated events subsequent to December 31, 2015 through March 20, 2016, which is the date these financial statements were available to be issued. No subsequent events were identified requiring recognition or disclosure in the comparative financial statements except as noted below.

The Company is currently in negotiations to sell to an outside third party.

16